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                       SECURITIES AND EXCHANGE COMMISSION

                                  UNITED STATES

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 14, 2003
                                                         ----------------


                             HENNESSY ADVISORS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


         California                   000-49872               68-0176227
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(State or other jurisdiction         Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)


         750 Grant Avenue, Suite 100                           94945
              Novato, California                               -----
   (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.           Other Events and Regulation FD Disclosure

         On October 14, 2003, the Company announced that it has signed a definitive agreement with Lindner Asset Management, Inc., based in Deerfield, Illinois, for Hennessy to purchase assets related to the investment advisory agreements for five Lindner Funds. A copy of the announcement is attached as
Exhibit 99.





Item 7.           Financial Statements and Exhibits

(c)      Exhibits

99            Press Release









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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



October 14, 2003                        By:   /s/ Neil J. Hennessy
                                           -------------------------------------
                                               Neil J. Hennessy
                                               President





















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